UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): April 3, 2007


                                  WEB.COM, INC.
             (Exact name of registrant as specified in its charter)


          MINNESOTA                  000-17932                   41-1404301
(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)


            303 PEACHTREE CENTER AVENUE, SUITE 500, ATLANTA, GA 30303
                (Address of Principal Executive Offices/Zip Code)


                                 (404) 260-2477
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

[_] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION  OR BYLAWS;  CHANGE IN FISCAL
           YEAR.

         On April 3, 2007, Web.com, Inc. filed a Statement of Cancellation of the Statement Fixing the Rights and Preferences of the Series A Junior Participating Preferred Stock with the Secretary of State of the State of Minnesota, which eliminated our authorized shares of Series A Junior Participating Preferred Stock (the "Series A Preferred"). We had previously created the Series A Preferred in connection with the adoption in August 2006 of a shareholder rights plan. As previously disclosed, our shareholder rights plan was terminated was March 13, 2007, and no shares of Series A Preferred were issued or outstanding. A copy of the Statement of Cancellation is attached as
Exhibit 3.01(f) to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro forma Financial Information.

                  None.

         (c)      Shell company transaction.

                  None.

         (d)      Exhibits.

                  The following exhibits are filed herewith:

                  Exhibit
                  Number   Description
                  -------  -----------------------------------------------------
                  3.01(f)  Statement of Cancellation of the Statement Fixing the
                           Rights  and  Preferrences  of  the  Series  A  Junior
                           Participating Preferred Stock, as filed with the Secretary of State of Minnesota on April 3, 2007.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  WEB.COM, INC.

Date:    April 6, 2007            By:      /S/ JONATHAN B. WILSON
                                     -----------------------------------------
                                           Jonathan B. Wilson
                                           Senior Vice President,
                                           Legal and Corporate Development


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